UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011

WINLAND ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-15637	41-0992135
(Commission File Number)	(IRS Employer
Identification No.)
1950 Excel Drive Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

The discussion set forth in Item 5.02 is incorporated herein by reference.

Item 5.02                      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 29, 2011, Winland Electronics, Inc. (the “Company”) entered into a Retention Letter Agreement (the “Retention Agreement”) with Brian D. Lawrence, the Company’s Chief Financial Officer and Senior Vice President.  Pursuant to the Retention Agreement, Mr. Lawrence’s annual salary was increased to $115,000 retroactive to July 1, 2011.  Also pursuant to the Retention Agreement, the Company has reserved $25,000 under a Bonus Program that will be payable to Mr. Lawrence if certain major business objectives for the remainder of 2011 are achieved by both Mr. Lawrence and the Company.

A copy of the Retention Agreement is attached hereto as Exhibit 10.1 and is incorporated herein.

Item 9.01                      Financial Statements and Exhibits.

(a)           Financial Statements:  None.

(b)           Pro forma financial information:  None.

(c)           Exhibits:

10.1 Retention Letter Agreement dated July 29, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winland Electronics, Inc.

Date: August 4, 2011	By:	/s/ Brian D. Lawrence
Brian D. Lawrence
Chief Financial Officer and Senior Vice President

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBIT INDEX TO FORM 8-K

Date of Report: July 29, 2011	Commission File No.: 1-15637

WINLAND ELECTRONICS, INC.

EXHIBIT NO.                                           ITEM

10.1                      Retention Letter Agreement dated July 29, 2011